Exhibit 10.3


                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



     This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, dated as of August 11, 2004 (this "Amendment No. 1"), by and between SECURED DIGITAL APPLICATIONS, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus").

     Reference is made to that certain Registration Rights Agreement, dated as of May 28, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Registration Rights Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   The definitions of "Effectiveness Date" and "Filing Date" contained in
          Section 1 of the Registration Rights Agreement are hereby deleted in their entirety and the new definitions of "Effectiveness Date" and "Filing Date" are hereby inserted in lieu thereof:

          "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than one hundred fifty (150) days following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.

          "Filing Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the date hereof and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Conversion Price or the Fixed Conversion Price, as the case may be, made pursuant to the Note, the Certificate of Designation or Section 4 of either Warrant or otherwise, thirty
(30) days after the occurrence such event or the date of the adjustment of the Fixed Conversion Price and/or the Conversion Price, as applicable.


     2. This Amendment No. 1 shall be effective as of the date hereof following the execution of same by each of the Company and the Laurus.

     3. There are no other amendments to the Registration Rights Agreement, and all of the other forms, terms and provisions of the Registration Rights Agreement remain in full force and effect.

     4. The Company hereby represents and warrants to Laurus that as of the date hereof all representation, warranties and covenants made by Company in connection with the Registration Rights Agreement are true correct and complete and all of Company's covenants requirements have been met.

     5. This Amendment No. 1 shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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          IN WITNESS WHEREOF, each of the Company and Laurus has caused this
Amendment No. 1 to Registration Rights Agreement signed in its name effective as of this 11th day of August 2004.


                                           SECURED DIGITAL APPLICATIONS, INC.


                                         By: /s/ Patrick Soon-Hock Lim
                                             -------------------------
                                             Name:  Patrick Soon-Hock Lim
                                             Title: Chairman



                                           LAURUS MASTER FUND, LTD.


                                         By: /s/ David Grin
                                             ------------------------
                                             Name: David Grin
                                             Title:Fund Manager